Exhibit 99.2

ARRY-162-201: A 12-week, Phase 2, Randomized, Double-blind, Multicenter, Placebo Controlled Study to Investigate the Safety, Pharmacokinetics and Efficacy Of ARRY-162, Administered Orally Daily in Patients with Active Rheumatoid Arthritis Incompletely Responsive to Methotrexate Top-line Results September 3, 2009 Inventing, Developing & Commercializing Targeted Small Molecule Drugs in Cancer, Inflammation & Metabolic Disease

Safe Harbor Statement Forward-looking statements made in the course of this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The audience is cautioned that such forward looking statements involve risks and uncertainties, including those described in our annual report filed on form 10-K for the year ended June 30, 2009, and other filings of the Company with the Securities and Exchange Commission, which may cause the Company's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements.

ARRY-162-201: Study Design A 12-week, Phase 2, Randomized, Double-blind, Multicenter, Placebo Controlled Study to Investigate the Safety, Pharmacokinetics and Efficacy of ARRY-162, Administered Orally Daily in Patients with Active Rheumatoid Arthritis Incompletely Responsive to Methotrexate Study Population Approximately 200 patients Four treatment arms randomized 1:1:1:1 Placebo 10 mg BID 40 mg QD 20 mg BID Primary Endpoint ACR20 Response at Week 12

ARRY-162-201: Key Eligibility Criteria Stable dose of methotrexate for > 6 weeks prior to screening and continuing for duration of study No biological agents for the treatment of RA prior to or during study Diagnosed with RA based upon the American College of Rheumatology (ACR) 1987 Revised Criteria Met the ACR 1991 Revised Criteria for Global Functional Status in RA, Class I, II or III Completed a 4-week washout period if on DMARDs, immunosuppressive / immunomodulatory therapies May have continued on stable background therapy for RA Incompletely responsive to MTX: > 6 tender joints (28-joint count) > 6 swollen joints (28-joint count) CRP > 1.0 mg/dL

ARRY-162-201:  Demographic and Baseline Characteristics 2.4 2.4 1.8 1.9 Mean CRP (mg/dL) 54% 52% 46% 49% South America 72% 72% 78% 75% Never smoker 51 55 52 52 Mean age (yr) 67 72 68 74 Mean weight (kg) 64% 74% 76% 73% White 88% 86% 84% 84% Females 20 mg BID N = 50 40 mg QD N = 50 10 mg BID N = 50 Placebo N = 51 Characteristic Intent-to-treat Population

ARRY-162-201: Primary Endpoint: ACR20 Response Rate at 12 Weeks 0.459 54.0% 60.0% 58.0% 45.1% ACR20 P value Study was powered to detect ACR20 response rate of at least 58% in an active treatment group, assuming a 30% ACR20 response rate in the Placebo group 20 mg BID N = 50 40 mg QD N = 50 10 mg BID N = 50 Placebo N = 51 Last observation carried forward Intent-to-treat Population P value compares all 4 treatment groups

ARRY-162-201: 12-week ACR Response Rates by Region 0.388 0.224 0.936 0.657 0.426 0.351 Global P value N = 27 N = 25 N = 22 N = 23 South America 0.810 59.3% 64.0% 68.2% 60.9% ACR20 0.672 4.3% 12.5% 7.7% 3.8% ACR70 0.263 26.1% 29.2% 19.2% 11.5% ACR50 0.115 47.8% 58.3% 53.8% 34.6% ACR20 N = 23 N = 24 N = 26 N = 26 Eastern Europe 0.108 18.5% 16.0% 31.8% 39.1% ACR50 0.697 7.4% 4.0% 18.2% 13.0% ACR70 All Treated vs. Placebo P value 20 mg BID 40 mg QD 10 mg BID Placebo Last observation carried forward Efficacy Evaluable Population Global P values compare all 4 treatment groups

ARRY-162-201: 12-week DAS28-4(CRP) – change from baseline 0.524 0.335 0.911 Global P Value -1.6 N = 27 -1.4 N = 23 -1.5 N = 50 20 mg BID 0.219 0.067 0.581 All Treated vs. Placebo P value N = 49 N = 48 N = 49 All Pts N = 25 N = 22 N = 23 South America -1.3 -1.6 -1.9 -1.5 -1.5 -0.9 N = 24 N = 26 N = 26 Eastern Europe -1.4 -1.5 -1.3 40 mg QD 10 mg BID Placebo Last observation carried forward Efficacy Evaluable Population Global P values compare all 4 treatment groups

ARRY-162-201: 12-week EULAR “Good” Response 0.732 0.197 0.884 Global P Value 15% N = 27 22% N = 23 18% N = 50 20 mg BID 0.541 0.105 0.504 All Treated vs. Placebo P value N = 49 N = 48 N = 49 All Pts N = 25 N = 22 N = 23 South America 12% 23% 22% 21% 12% 4% N = 24 N = 26 N = 26 Eastern Europe 16% 17% 12% 40 mg QD 10 mg BID Placebo Last observation carried forward Efficacy Evaluable Population Global P values compare all 4 treatment groups

ARRY-162-201: Most Commonly Reported Drug-Related* AEs By Treatment Group 4% 4% 0% 0% Peripheral Edema 4% 6% 0% 0% Nausea 8% 2% 2% 2% Abnormal Liver Function Tests*** 4% 4% 2% 4% Abdominal Pain 18% 24% 4% 4% Diarrhea 42% 28% 12% 4% Rash** 20 mg BID N = 50 40 mg QD N = 50 10 mg BID N = 49 Placebo N = 49 Adverse Event * Drug-related as assessed by investigators, blinded to treatment ** Includes any event of rash, rash pustular, rash erytematous, rash papular, folliculitis, acne, dermatitis acneiform, eczema, prurigo, rosacea, urticaria, and erythema *** Includes any event of alanine aminotransferase increased, aspartate aminotransferase increased, gamma-glutamyltransferase increased, hepatic enzyme increased, liver function test abnormal, and transaminases increased. All events were Grade 1 in severity.

All ARRY-162 Treatment Groups (N = 149) 0% <1% 3% Nausea 0% 0% 3% Peripheral Edema <1% 1% 2% Abdominal Pain 0% 0% 4% Abnormal Liver Function Tests*** 1% <1% 13% Diarrhea 1% 10% 16% Rash** Grade 3 (Severe) Grade 2 (Moderate) Grade 1 (Mild) Adverse Event ARRY-162-201: Most Commonly Reported Drug-Related* AEs by Severity * Drug-related as assessed by investigators, blinded to treatment ** Includes any event of rash, rash pustular, rash erytematous, rash papular, folliculitis, acne, dermatitis acneiform, eczema, prurigo, rosacea, urticaria, and erythema *** Includes any event of alanine aminotransferase increased, aspartate aminotransferase increased, gamma-glutamyltransferase increased, hepatic enzyme increased, liver function test abnormal, and transaminases increased

Conclusions The study did not meet the primary endpoint for ACR20 at 12 weeks Significant regional differences in response rates were observed between Eastern Europe and South America In Eastern Europe, trend towards efficacy, as measured by: Change in DAS28-4(CRP) “Good” EULAR response ACR20 response rate Overall, ARRY-162 was well-tolerated No drug-related Serious Adverse Events Most common Adverse Events were mild to moderate rash & diarrhea